Net Loss Per Share	9 Months Ended
Sep. 30, 2021
Earnings Per Share [Abstract]
NET LOSS PER SHARE

14.    NET LOSS PER SHARE

The following table presents the calculation of basic and diluted net loss per share attributable to common stockholders for the nine months ended September 30, 2021 and 2020 (in thousands, except share and per share data):

	For the nine months ended September 30,
	2021	2020
Numerator:
Net loss	$(56,893)	$(58,081)
Less: Deemed dividend related to the exchange of redeemable convertible preferred stock series D-3A for redeemable convertible preferred stock series D-3	—	(3,182)
Net loss attibutable to common stockholders	$(56,893)	$(61,263)
Denominator:
Weighted-average shares outstanding – Basic and Dilutive	12,062,343	11,767,970
Basic and Diluted Net Loss Per Share	$(4.72)	$(5.21)

For the nine months ended September 30, 2021 and 2020, the diluted earnings per share is equal to the basic earnings per share as the effect of potentially dilutive securities would have been antidilutive.

The following table summarizes the outstanding shares of potentially dilutive securities that were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive for the nine months ended September 30, 2021 and 2020:

	For the nine months ended September 30,
	2021	2020
Stock Options	5,402,617	4,367,677
Series B convertible preferred stock warrants	—	101,574
Series C convertible preferred stock warrants	134,126	—
Common stock warrants	191,355	—
Redeemable convertible preferred stock	19,132,387	19,005,813
Total	24,860,485	23,475,064